UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
August 18, 2016
Date of Report (Date of earliest event reported)
Commission file number: 1-33026
COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	22-3447504
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Commvault Way, Tinton Falls, New Jersey
07724
(Address of principal executive offices)
(Zip Code)
(732) 870-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) At the Commvault Systems, Inc. (the “Company”) fiscal 2016 Annual Meeting of Stockholders, the Company’s stockholders approved the Commvault Systems, Inc. Omnibus Incentive Plan (the “Incentive Plan”), pursuant to which the Company may grant awards to its officers, employees, directors, consultants, independent contractors and agents and those of its affiliates. The Incentive Plan includes provisions that are currently common in the market and enables the Company to grant a broader spectrum of awards that are performance-based for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended. Awards that may be granted under the Incentive Plan include stock options, stock appreciation rights, full value awards (including restricted stock, restricted stock units, performance shares or units and other stock-based awards) and cash-based awards. The Company has reserved 2,800,000 shares of its Common Stock for issuance under the Incentive Plan.
A more complete description of the Incentive Plan is contained in the Company’s proxy statement, dated July  1, 2016, as filed with the Securities and Exchange Commission (“Proxy Statement”), under the heading “Proposal 3 – Approval of Commvault Systems, Inc. Omnibus Incentive Plan,” which is incorporated herein by reference. The descriptions of the Incentive Plan set forth herein and in the Proxy Statement are qualified in their entirety by reference to the complete text of the Incentive Plan, which is incorporated herein by reference to Exhibit 1 of the Company’s Proxy Statement.
Item 5.07    Submission of Matters to a vote of Security Holders
On August 18, 2016, the Company held its fiscal 2016 Annual Meeting of Stockholders, at which the Company’s stockholders voted (1) on the election of four Class I Directors for a term to expire at the 2019Annual Meeting of Stockholders, (2) on the ratification of the appointment of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2017, (3) approval of the Incentive Plan and (4) on a non-binding, advisory basis, on executive compensation. The vote on such matters was as follows

1. Election of directors
Election of Armando Geday:
For	Against	Abstain	Broker Non-Vote

37,314,730	1,513,176	67,009	3,292,729

Election of F. Robert Kurimsky:
For	Against	Abstain	Broker Non-Vote

37,324,552	1,502,851	67,512	3,292,729

Election of David F. Walker:
For	Against	Abstain	Broker Non-Vote

37,824,658	991,927	78,330	3,292,729

Election of Joseph F. Eazor:
For	Against	Abstain	Broker Non-Vote

37,587,651	1,240,156	67,108	3,292,729

2. Ratify appointment of Ernst & Young LLP as independent public accountants for the fiscal year ending March 31, 2017
For	Against	Abstain	Broker Non-Vote
40,649,019	1,460,320	78,305	0

3. Approval of the Company’s 2016 Omnibus Incentive Plan
For	Against	Abstain	Broker Non-Vote
32,045,478	6,843,046	6,391	3,292,729

4. Non-binding, advisory vote, on the Company’s executive compensation
For	Against	Abstain	Broker Non-Vote
38,196,630	626,043	72,242	3,292,729

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits
Exhibit No.        Description

10.12	Commvault Systems, Inc. Omnibus Incentive Plan (incorporated by reference to Exhibit 1 of the Company’s Proxy Statement dated July 1, 2016)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMMVAULT SYSTEMS, INC.
By: ___/s/ Warren H. Mondschein______________
Name: Warren H. Mondschein
Title: VP, General Counsel and Secretary
DATE: August 19, 2016

EXHIBIT INDEX
Exhibit No.        Description

10.12	Commvault Systems, Inc. Omnibus Incentive Plan (incorporated by reference to Exhibit 1 of the Company’s Proxy Statement dated July 1, 2016)